Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE (18 U.S.C. 1350),

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSC Communications, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Quinlan, III, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 2, 2017

/s/ THOMAS J. QUINLAN, III
Thomas J. Quinlan, III
Chairman and Chief Executive Officer